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		      SECURITIES AND EXCHANGE COMMISSION
			   Washington, D. C.   20549


				   FORM 8-K


				CURRENT REPORT

		     Pursuant to Section 13 or 15(d) of
		    The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) January 27, 2004
						 ----------------

Commission File Number 0-5544

			  OHIO CASUALTY CORPORATION
	   (Exact name of registrant as specified in its charter)

				   OHIO
	(State or other jurisdiction of incorporation or organization)

				31-0783294
		   (I.R.S. Employer Identification No.)

		     9450 Seward Road, Fairfield, Ohio
		 (Address of principal executive offices)

				   45014
				(Zip Code)

			      (513) 603-2400
		     (Registrant's telephone number)


			      Not Applicable
	(Former name or former address, if changed since last report)






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ITEM 5. Other Events
------

On January 27, 2004, Ohio Casualty Corporation (the "Company") issued a press release naming Michael Winner as its Senior Vice President and Controller, effective February 9, 2004. The Company also announced the current Controller Dennis McDaniel will assume the title of Vice President of Strategic Planning and Investor Relations, effective February 9, 2004. A copy of the press release is attached hereto as Exhibit 99 and hereby incorporated by reference.



Exhibit Index
-------------
    99 Press release dated January 27, 2004 issued by the Company naming its Senior Vice President and Controller and Vice President of Strategic Planning and Investor Relations, which release is also posted on its website at www.ocas.com.




				  SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






						OHIO CASUALTY CORPORATION
						-------------------------
						       (Registrant)





January 27, 2004                                /s/ Debra K. Crane
						---------------------------
						Debra K. Crane, Senior Vice
						President, General Counsel
						and Secretary



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